EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ENACTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of VitaSpring Biomedical Co., Ltd. (the “Company”) on Form 10-K for the period ending January 31, 2024 and January 31, 2023, as filed with the Securities and Exchange Commission on or about the date hereof (the “Report”), I, Ssu-Chuan Lai, Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as enacted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 12, 2026	/s/ Ssu-Chuan Lai
Ssu-Chuan Lai
Chief Financial Officer
(Principal Financial Officer)